SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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☒ Definitive Information Statement

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AEGON/TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in Its Charter)

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1)	Title of each class of securities to which transaction applies:

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INFORMATION STATEMENT DATED MARCH 13, 2008

AEGON/TRANSAMERICA SERIES TRUST (“ATST”)

ON BEHALF OF MARSICO GROWTH

570 Carillon Parkway

St. Petersburg, Florida 33716

(Toll Free) 1-888-233-4339

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE NOT REQUESTED TO SEND US A PROXY

This information statement is being furnished to the shareholders invested in Marsico Growth (the “Fund”) to provide information regarding the repurchase of Marsico Capital Management, LLC (“Marsico”) from Bank of America Corporation (“BOA”) by Thomas F. Marsico and a company controlled by Mr. Marsico. The Fund’s sub-adviser, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) (“Columbia”), a subsidiary of BOA, has entered into an agreement with Marsico, under which Marsico provides portfolio management to the Fund. The sub-advisory arrangements between Transamerica Asset Management, Inc. (formerly Transamerica Fund Advisors, Inc.) (“TAM” or the “Investment Adviser”), the Fund’s investment adviser, and Columbia on behalf of Marsico Growth, will remain the same.

On June 14, 2007, Mr. Marsico, Marsico’s founder and Chief Executive Officer, and a company controlled by Mr. Marsico, Marsico Parent Company, LLC, entered into a definitive agreement with BOA to buy back ownership of Marsico from a BOA subsidiary (the “Transaction”). Marsico had become a 50% owned subsidiary of BOA in 1999, and BOA acquired ownership of the remaining 50% of Marsico in 2001. BOA’s interest in Marsico was held through its ownership of Marsico Management Holdings, LLC. As an autonomous firm, Marsico’s management is expected to continue to exercise full control over all investment and operational decisions, as well as decisions relating to Marsico’s further measured growth.

The Transaction constituted an assignment (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the prior agreement between Columbia and Marsico. The Fund’s Board of Trustees (the “Board” or the “Trustees”, as applicable) met prior to the close of the Transaction and approved a new agreement between Columbia and Marsico, which took effect upon the closing of the Transaction. A copy of the new agreement between Columbia and Marsico relating to the Fund, as approved by the Board on October 2, 2007, is attached hereto as Exhibit A (the “Columbia/Marsico Agreement”). The Columbia/Marsico Agreement contains substantially identical terms as the original agreement relating to the Fund. The description of the Columbia/Marsico Agreement set forth herein is qualified in its entirety by the provisions of the Agreement as set forth in Exhibit A.

This information statement is provided in lieu of a proxy statement to shareholders of record as of December 31, 2007, pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to hire new sub-advisers, to approve new sub-advisory agreements, and to make changes to existing sub-advisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940 (the “1940 Act”), of those parties (“Independent Trustees”), without obtaining shareholder approval. This information statement will be mailed beginning on or about March 13, 2008.

As a matter of regulatory compliance, you are receiving this information statement, which describes the management structure of the Fund and the terms of the Columbia/Marsico Agreement as approved by the Trustees of ATST.

ATST, a series mutual fund consisting of several separate investment funds, is an open-end management investment company registered under the 1940 Act, and is organized as a Delaware statutory trust. The principal executive office of ATST is located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

GENERAL INFORMATION

On December 4, 2007, a majority of the Trustees, including a majority of the Independent Trustees, approved the continuation of the investment sub-advisory agreement with Columbia. The Board determined that continued appointment of Columbia as the sub-adviser for the Fund is in the best interest of the Fund’s shareholders. A copy of the investment sub-advisory agreement with Columbia is attached hereto as Exhibit B. The description of that agreement set forth herein is qualified in its entirety by the provisions of the agreement as set forth in Exhibit B.

As previously mentioned, Columbia has entered into an agreement with Marsico, under which Marsico provides portfolio management to the Fund. The Columbia/Marsico Agreement contains terms and conditions substantially similar to those of the original agreement, including the amounts payable by Columbia to Marsico, except for the date of execution. All of the Marsico personnel who were involved in the management of the Fund’s portfolios prior to the Transaction have been retained and are expected to continue to serve in their prior capacities after the Transaction.

Section 15 of the 1940 Act generally requires that a majority of the Fund’s outstanding voting securities approve a sub-advisory agreement. However, pursuant to the Order, TAM, and the Board, on behalf of ATST, may enter into sub-advisory agreements on behalf of the Fund without receiving prior shareholder approval. The Board met prior to the close of the Transaction and approved the new Columbia/Marsico Agreement, which took effect upon the closing of the Transaction.

Columbia or Marsico, and not the Fund, will pay for the costs associated with preparing and distributing this information statement to Fund shareholders.

INFORMATION CONCERNING MARSICO

Marsico is a Denver-based investment management firm that manages assets for mutual funds, variable insurance funds, corporate retirement plans and other institutions, separately managed wrap accounts, and other clients. Marsico specializes in growth-oriented equity strategies.

Marsico is one of the largest growth equity managers in the investment industry. Marsico serves a diverse mix of retail and institutional clients as investment adviser to the various portfolios of The Marsico Investment Fund (also known as the “Marsico Funds”), as sub-adviser to many other mutual funds and variable annuity programs, as adviser to leading institutional investors, and as adviser to separately managed wrap accounts. As of December 31, 2007, Marsico’s $106 billion in assets under management included approximately $11.7 billion in the Marsico Funds, approximately $57.7 billion in sub-advisory mandates, approximately $21 billion in institutional/other accounts, and approximately $15.5 billion in wrap accounts.

As of December 31, 2007, Marsico, which is headquartered at 1200 17th Street, Suite 1600, Denver, Colorado 80202, had 71 employees, including a 24-member investment team consisting of four portfolio managers, 16 analysts, and four traders. It was founded in 1997 by Thomas Marsico, the firm’s Chief Executive Officer and Chief Investment Officer. The Principal Executive Officers of Marsico are set forth in Exhibit C. Marsico has been registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) since September 1997. Marsico is a wholly-owned subsidiary of Marsico Parent Company, LLC, which is a wholly-owned subsidiary of Marsico Parent Holdco, LLC, which itself is a wholly-owned subsidiary of Marsico Parent Superholdco, LLC, which is wholly-owned by Marsico Management Equity, LLC (ultimately owned by Mr. Marsico and certain employees of Marsico).

TERMS OF THE COLUMBIA/MARSICO AGREEMENT

Marsico provides portfolio management to the Fund pursuant to the Columbia/Marsico Agreement dated December 14, 2007. The following summary of the Columbia/Marsico Agreement is qualified in the entirety by reference to the copy of the Columbia/Marsico Agreement attached as Exhibit A to this Information Statement.

Under the terms of the Columbia/Marsico Agreement, Marsico is to provide a continuous investment program for the Fund. In accordance with the requirements of the 1940 Act, Marsico also provides Columbia with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board may reasonably request.

The Columbia/Marsico Agreement was approved by the Board on October 2, 2007 to take effect at the close of the Transaction and shall continue for successive annual periods ending on June 30th, and thereafter as long as continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund or by the Trustees, including a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval. However, the Columbia/Marsico Agreement also provides that it 1) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund on at least 60 day’s written notice; 2) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund’s management agreement with TAM; 3) may be terminated at any time on 60 days’ written notice by either party to the other party; and 4) by the Fund if Marsico becomes unable to discharge its duties and obligations under the Columbia/Marsico Agreement.

The Columbia/Marsico Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Marsico will not be liable for any act or omission in connection with its activities as the sub-adviser for the Fund.

Under the Columbia/Marsico Agreement, Marsico is compensated by Columbia (not the Fund) at an annual rate of 0.40% of the Fund’s average daily net assets.

THE INVESTMENT ADVISER

TAM serves as the investment adviser to Marsico Growth pursuant to an investment advisory agreement (the “Advisory Agreement”) dated January 1, 1997, as amended. The Advisory Agreement was initially approved by the Board for a term of two years and remains in effect if approved annually thereafter in accordance with the terms of the 1940 Act.

The Advisory Agreement was last approved by the Trustees, including a majority of the Independent Trustees, on December 4, 2007. The Advisory Agreement was last approved by shareholders of Marsico Growth on May 3, 1999.

TAM is a Florida corporation with its principal offices located at 570 Carillon Parkway, St. Petersburg, Florida 33716. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (“AEGON USA”), a financial services holding company, whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation and publicly traded international insurance group.

The Investment Adviser’s Directors and Principal Executive Officer, together with their principal occupations, are listed in Exhibit D. No Officer or Trustee of ATST (who is not a director of the Investment Adviser) owns securities or has any other material direct or indirect interest in the Investment Adviser or is a person controlling, controlled by or under common control with the Investment Adviser.

TERMS OF THE ADVISORY AGREEMENT

Pursuant to the Fund’s Advisory Agreement, TAM is subject to the supervision of the Trustees and, in conformity with the stated policies of ATST, manages the Fund’s operations and oversees the composition of the Fund, including the purchase, retention and disposition of the Fund’s securities. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of ATST and each Fund thereof. TAM will continue to have responsibility for all investment advisory services furnished pursuant to any such sub-advisory agreement.

TAM reviews the performance of all sub-advisers, and makes recommendations to the Trustees with respect to the retention and renewal of agreements. In connection therewith, TAM is obligated to keep certain books and records of ATST. TAM also administers the business affairs of ATST and, in connection therewith, furnishes ATST with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State StreetBank and Trust Company, ATST’s custodian, and Transamerica Fund Services, Inc., ATST’s transfer and dividend disbursing agent. The management services of TAM for ATST are not exclusive under the terms of the Advisory Agreement, and TAM is free to, and does, render management services to others.

In connection with its management of the business affairs of ATST, TAM bears the following expenses: (a) the salaries and expenses of all of TAM and ATST personnel, except the fees and expenses of the Independent Trustees; (b) all expenses incurred by TAM or by ATST in connection with managing the ordinary course of ATST’s business, other than those assumed by the Fund; and (c) the fees payable to a sub-adviser pursuant to the sub-advisory agreement between TAM and such sub-adviser.

The Advisory Agreement provides that TAM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement continues in effect for a period of no more than two years from the date of execution only so long as continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund or by the Trustees, including a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically if assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) or by TAM, upon 60 days’ written notice to ATST.

TAM acts as investment adviser to the following investment companies, in addition to ATST: Transamerica Funds (formerly named “Transamerica IDEX Mutual Funds”), Transamerica Income Shares, Inc., Transamerica Investors, Inc. (“Premier”) and Diversified

Investors fund complex (Diversified Investors Portfolios, The Diversified Investors Funds Group, The Diversified Investors Funds Group II, and Diversified Investors Strategic Variable Funds).

INFORMATION CONCERNING COLUMBIA

Columbia and its affiliates comprise the wealth and investment management division of BOA. As of December 31, 2007, Columbia and its affiliates managed assets of approximately $643.5 billion, of which approximately $370.2 billion were assets under the discretionary management of Columbia.

Columbia is located at 100 Federal Street, Boston, MA 02110. Columbia is a registered investment adviser and is an indirect, wholly-owned subsidiary of BOA. Exhibit E sets forth certain information concerning the Principal Executive Officer and each Manager of Columbia. No Officer or Trustee of ATST is an Officer, Manager, Director, employee or shareholder of Columbia or has any other material direct or indirect interest in Columbia, or is a person controlling, controlled by or under common control with Columbia.

TERMS OF THE SUB-ADVISORY AGREEMENT

The following summary of the sub-advisory agreement between TAM and Columbia on behalf of the Fund (the “Sub-Advisory Agreement”) is qualified in the entirety by reference to the copy of the Sub-Advisory Agreement attached as Exhibit B to this Information Statement.

Under the terms of the Sub-Advisory Agreement, Columbia is to provide a continuous investment program for the Fund. The Sub-Advisory Agreement permits Columbia to enter into an agreement with Marsico under which Marsico as a subcontractor to Columbia provide some or all of the services to be provided by Columbia under the Sub-Advisory Agreement. In accordance with the requirements of the 1940 Act, Columbia also provides TAM with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board may reasonably request.

The Fund’s Sub-Advisory Agreement was approved by the Board on December 4, 2007. The Sub-Advisory Agreement shall continue for successive annual periods ending on June 30th , and thereafter as long as continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund or by the Trustees, including a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval. However, the Sub-Advisory Agreement also provides that it 1) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund on at least 60 days’ written notice; 2) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Fund’s management agreement with TAM; 3) may be terminated at any time on 60 days’ written notice by either party to the other party; and 4) by the Fund if Columbia becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement.

The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Columbia will not be liable for any act or omission in connection with its activities as the sub-adviser for the Fund.

Under the Sub-Advisory Agreement, Columbia is compensated by TAM (not the Fund) at an annual rate of 0.40% of the first $250 million of the Fund’s average daily net assets; 0.375% of the Fund’s average daily net assets from $250 million to $500 million; 0.35% of the Fund’s average daily net assets from $500 million to $1 billion; and 0.30% of average daily net assets over $1 billion.

BOARD CONSIDERATION OF THE COLUMBIA/MARSICO AGREEMENT

At an in-person meeting of the Board held on October 2, 2007, at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board considered and approved the Columbia/Marsico Agreement to take effect following the close of the Transaction. In reaching this conclusion, the Trustees requested and obtained from TAM, Columbia and Marsico such information as the Trustees deemed reasonably necessary to evaluate the approval of the Agreement. The Trustees carefully considered the information that they received throughout the year from TAM, Columbia and Marsico as part of their regular oversight of the Fund, as well as: comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), independent providers of mutual fund performance, fee and expenses information; and profitability data prepared by management. In considering the approval of the Columbia/Marsico Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by fund counsel and independent legal counsel and their own business judgment, to be relevant. The Trustees based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by Columbia and Marsico in the past, as well as the services expected to be provided in the future. The Board considered that the Fund’s portfolio management team was not expected to change as a result of the Transaction. They concluded that Columbia and Marsico are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past, Columbia and Marsico’s management capabilities demonstrated with respect to the other funds they manage, the financial resources of Columbia and Marsico and the professional qualifications and experience of Columbia and Marsico’s fund management team. The Trustees also concluded that Columbia and Marsico proposed to provide investment and related services that were of the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs, and Columbia and Marsico’s obligations will remain substantially the same after the Transaction. Accordingly, the Trustees, including the Independent Trustees, concluded that, overall, they were satisfied at the present time with the assurances from TAM, Columbia and Marsico as to the expected nature, extent and quality of the services to be provided to the Fund under the Columbia/Marsico Agreement.

The investment performance of the Fund. The Board examined the short-term and longer-term performance of the Fund, including relative performance against relevant benchmark securities indices and the Fund’s peer universe of comparable funds as compiled by Lipper, for various trailing periods ended June 30, 2007. On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services to be provided by Columbia and Marsico, the Trustees concluded that Columbia and Marsico are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other investment companies, and also determined that Columbia and Marsico’s performance records in managing the Fund indicate that their continued management is likely to benefit the Fund’s shareholders.

The cost of advisory services provided and the level of profitability. The Board noted that the annual fee schedule contained in the Columbia/Marsico Agreement is the same as the schedule contained in the prior agreement. The Board also looked at the Fund’s management fees in general. Specifically, the Trustees reviewed data from Lipper that compared the Fund’s management fees (including management fees at various asset levels), other fees and expenses (including total expenses including and excluding 12b-1 distribution and service fees) and fund turnover rates against a peer group and peer universe of comparable funds. Based on such information, the Trustees determined that the management fees and overall expense ratios of the Fund generally are consistent with industry averages. In addition, on the basis of the Board’s review of the management fees to be charged by TAM for investment advisory and related services, and TAM’s profitability information (derived from TAM’s audited financial statements), TAM’s estimated management income resulting from its management of the Fund, and the estimated pre-tax profit margins of Columbia and Marsico, the Board concluded that the level of management fees and other service fees, as well as TAM’s, Columbia’s and Marsico’s profitability, are appropriate in light of the services provided, the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Fund, TAM, Columbia and Marsico.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Board concluded that the Fund’s management fees appropriately reflect the Fund’s current size, the current economic environment for TAM, Columbia and Marsico and the competitive nature of the investment company market. The Trustees also concluded that the Fund’s sub-advisory fee schedule appropriately benefited investors by facilitating TAM’s inclusion of asset-based breakpoints in the advisory fee schedule, which permits the realization of economies of scale in the form of a lower advisory fee rate as the Fund’s asset levels increase. In addition, the Board concluded that it will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to Columbia, in the future.

Benefits (such as soft dollars) to Columbia and Marsico from their relationship with the Fund. The Board concluded that other benefits derived by Columbia and Marsico from their relationship with the Fund are reasonable and fair, and are consistent with industry practice and the best interests of the Fund and their shareholders. In this regard, the Board noted that Columbia is participating in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements Columbia and Marsico may engage in with respect to the Fund’s brokerage transactions. Marsico Growth did not pay any affiliated brokerage fees for the fiscal year ended October 31, 2007.

Other considerations. The Board determined that Columbia and Marsico have made a substantial commitment to the recruitment and retention of high quality personnel, and each maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by Columbia and Marsico to enforce compliance with applicable laws and regulations.

Based upon review of the information requested and provided, the Board concluded that the Columbia/Marsico Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, approved the Columbia/Marsico Agreement.

MANAGEMENT ACTIVITIES

Columbia and Marsico provide investment management and related services to other mutual funds and individual, corporate, charitable and retirement accounts. Exhibit Fsets forth certain information regarding each registered investment company advised or sub-advised by Columbia and Marsico with an investment objective and strategy similar to the Fund.

SHAREHOLDER PROPOSALS

As a general matter, ATST does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposal to the Secretary of ATST, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

ANNUAL REPORT

ATST will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to ATST by calling (888) 233-4339 or by writing ATST at 570 Carillon Parkway, St. Petersburg, Florida 33716.

ADDITIONAL INFORMATION

TAM, ATST’s investment adviser, and Transamerica Fund Services, Inc., its transfer agent and administrator, are both located at 570 Carillon Parkway, St. Petersburg, Florida 33716. ATST’s principal underwriter and distributor, Transamerica Capital, Inc., is located at 4600 South Syracuse Street, Suite 1100, Denver, Colorado 80237.

By Order of the Board of Trustees

Dennis P. Gallagher, Esq., Secretary

AEGON/ Transamerica Series Trust

St. Petersburg, Florida

List of Exhibits

Exhibit A – Columbia/Marsico Agreement relating to Marsico Growth

Exhibit B – Sub-Advisory Agreement between TAM and Columbia on behalf of Marsico Growth

Exhibit C – Principal Executive Officers of Marsico

Exhibit D – Principal Executive Officers of TAM

Exhibit E – Principal Executive Officer and Managers of Columbia

Exhibit F – Other Funds Advised

EXHIBIT A

SUB-ADVISORY AGREEMENT

BETWEEN

COLUMBIA MANAGEMENT ADVISORS, LLC

AND MARSICO CAPITAL MANAGEMENT, LLC

This Agreement is entered into as of December 14, 2007 between Columbia Management Advisors, LLC (referred to herein as “Columbia”), and Marsico Capital Management, LLC (referred to herein as “MCM”).

WHEREAS, Columbia (formerly Banc of America Capital Management, LLC) entered into a Sub-Advisory Agreement (referred to herein as the “Advisory Agreement”), dated as of December 5, 2002 with AEGON/Transamerica Fund Advisers, Inc. (referred to herein as “ATFA”) with respect to providing advisory services to AEGON/Transamerica Series Fund, Inc., a Maryland corporation (herein referred to as “TSF”), on behalf of Marsico Growth, a separate series of ATSF (the “Fund”).

WHEREAS, the Advisory Agreement provides that Columbia may engage MCM to furnish investment information and advice to assist Columbia in carrying out its responsibilities under the Advisory Agreement as investment sub-adviser to the Fund.

WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by MCM to Columbia and the terms and conditions under which such services will be rendered.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1.       Services of MCM. MCM shall act as investment counsel to Columbia with respect to the Fund. In this capacity, MCM shall have the following responsibilities:

(a)

provide a continuous investment program for the Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

(b)

to cause its representatives to attend meetings of ATFA or ATSF (by telephone or otherwise) when reasonably necessary and to furnish oral or written reports, as Columbia may reasonably require, in order to keep Columbia, ATFA and their respective officers and the Directors of ATSF and appropriate officers of ATSF fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of MCM, and the investment considerations which have given rise to those recommendations;

(c)	to furnish such statistical and analytical information and reports as may reasonably be required by Columbia from time to time;

(d)	to supervise the purchase and sale of securities as sub-adviser as described below;
(e)

Investment Sub-Advisory Services. MCM shall act as the investment sub-adviser and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and

Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of Columbia, ATFA or ATSF by notice in writing to MCM; provided that MCM shall be entitled to rely onand comply with the Prospectus most recently furnished to MCM by Columbia (as received from ATFA). MCM shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective, policies, and restrictions. In furtherance of this duty, MCM, on behalf of the Fund, is authorized, in its discretion and without prior consultation with ATSF, Columbia or ATFA, to:

(1)	Buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2)	Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as MCM may select.

2.          Obligations of Columbia. Columbia shall have the following obligations under this Agreement:

(a)	to keep MCM continuously and fully informed as to the composition of the Fund's investment portfolio and the nature of the Fund's assets and liabilities from time to time;

(b)	to furnish MCM with copies of each of the following documents and all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available;

(1)	The Articles of Incorporation of ATSF, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”);

(2)	The By-Laws of ATSF as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)	Certified resolutions of the Board of ATSF authorizing the appointment of Columbia and MCM and approving the form of the Advisory Agreement and this Agreement;

(4)

ATSF Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”);

(5)	The Fund's Prospectus (as defined above); and

(6)

A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any government body or securities exchange.

(c)	to furnish MCM with any further materials or information which MCM may reasonably request to enable it to perform its functions under this Agreement;

(d)

to compensate MCM for its services under this Agreement as set forth in Schedule A. The fee shall accrue daily and be paid monthly in arrears within 15 days after the end of each month. In the event that this Agreement shall be effective for only part of a period, then an appropriate pro-ration of the fee that would have been payable hereunder shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect.

3.	Brokerage.

(a)

MCM agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best; price and execution); provided that, on behalf of the Fund, MCM may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if MCM determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of MCM with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or, sold to MCM, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

(b)

On occasions when MCM deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of MCM, MCM, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by MCM in the manner MCM considers to be fair and equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

(c)

Without limiting MCM's discretion in seeking best execution by placing orders and negotiating commissions with broker-dealers it selects, MCM agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with reasonable standards set forth in the Advisory Agreement if Columbia timely brings them to MCM's attention, subject to compliance with applicable laws and procedures adopted by the Directors of ATSF. At the direction of ATFA, Columbia may direct MCM to effect a portion of all transactions in portfolio securities for the Fund through broker-dealers in a manner that will generate resources to help pay certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment or for any other lawful purposes. MCM will treat such a direction as a decision by ATFA to retain, to the extent of the direction, the discretion that MCM otherwise would exercise to select broker-dealers and negotiate commissions for the Fund. There may be occasions when MCM is unable to obtain best execution because, for example, MCM cannot evaluate the services provided by the selected broker, the selected broker may not be as efficient in executing transactions as another broker, or the trade cannot be aggregated with other trades sent to other brokers.

(d)

MCM is authorized to place orders on behalf of the Fund through MCM or any affiliate thereof if MCM or its affiliate is registered as a broker or dealer with the SEC or as FCM with the Commodities Futures Trading Commission (“CFTC”), to any of its affiliates that are brokers or dealers or FCBs or such other entities which provide similar services in foreign countries, or to such brokers or dealers that also provide research or statistical research and material, or other services to the Funds or MCM. Such allocation shall be in such amounts and proportions as MCM shall determine consistent with the above standards, and, upon, request, MCM will report on said allocation to Columbia and Board of Directors of ATSF, indicating the brokers, dealers or FCBs to which such allocations have been made and the basis therefor.

(e)

MCM may use any broker or dealer affiliated with MCM (“affiliated broker”), to execute trades for the Fund, provided that MCM seeks best execution in using the affiliated broker. An affiliated broker will not act as principal for its own account, but may execute transactions as agent for the Fund on an exchange floor, and receive and retain all commissions, fees, and benefits without complying further with Section 11(a) of the Securities Exchange Act. An affiliated broker also may execute agency cross trades, in which it simultaneously acts as broker for the Fund and for another customer on the other side of the trade. Agency cross trades may enable MCM to purchase or sell a ,block of securities for the Fund at a set price, and to avoid unfavorable price movements caused by trading a large order on the market. MCM will comply with all legal requirements concerning the use of an affiliated broker, including Rules 10f-3 and 17e-1 under the Investment Company Act and Rule 206(3)-2 under the Investment Advisers Act. Columbia and ATFA are aware that MCM’s affiliation with an affiliated broker could give MCM an indirect interest in commissions received by the affiliated broker, and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities because the affiliated broker acts for both sides of the trade. Columbia or ATFA may at any time revoke its consent to the execution of agency cross trades for the Fund by giving written notice to MCM or the affiliated broker.

4.          Purchases by Affiliates. Although MCMwill not purchase securities issued by the Fund, MCM's officers, directors, and employees may purchase from the Fund shares issued by the Fund at the current price available to the public, or at such price with reductions in sales charge as may be permitted in the Fund's current prospectus in accordance with Section 22(d) of the Investment Company Act of 1940, as amended (the "1940 Act").

5.          Services to other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of MCM, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of MCM, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.          Sub-Adviser's Use of the Services of Others. MCM may employ, retain, or otherwise avail itself of the services or facilities of subcontractors, or other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to transactions in specific securities, or such other information, advice, or assistance as MCM may deem necessary, appropriate, or convenient for discharge of its obligations hereunder or otherwise helpful to the Fund, as appropriate, or in the discharge of MCMoverall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

7.           Limitation of Liability of the Sub-Adviser. Neither MCM, nor any of its officers, directors, or employees, or any other person performing executive, administrative, trading, or other functions for MCM, the Fund (at the direction or request of MCM), ATFA, or Columbia in connection with MCM's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by ATFA, Columbia or the Fund, or for any error of facts or mistake of law contained in any report or date provided by MCM, except for any error, mistake or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard by MCM, or any such person of the duties of MCM pursuant to this Agreement.

No statement in this Agreement or any other document constitutes a representation by MCM regarding the rate of growth or return of the Fund. Neither MCM nor any of its officers, directors, or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other MCM client accounts.

8.	Representations.

The parties hereto represent, warrant, and agree as follows:

(a)

Columbia and MCM each: (i) is registered as an investment adviser under the Advisers Act and any applicable state laws and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the other party of the occurrence of any event that would disqualify such other party from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

Columbia and MCM each has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

(c)	MCM has provided Columbia and ATFA with a copy of its Form ADV as most recently filed with the SEC and will annually furnish a copy of Part 2 of Form ADV to Columbia and ATFA.
9.	Term of Agreement.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2004. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of ATSF who are not parties to this Agreement or interested persons of any such party. MCM shall furnish to Columbia and/or ATSF, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

10.	Termination of Agreement.

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, or per the terms of the exemptive order-Release No. 23379-under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days' prior written notice to MCM. This Agreement may also be terminated by Columbia: (i) on at least 60 days' prior written notice to MCM, without the payment of any penalty; or (ii) if MCM becomes unable to discharge its duties and obligations under this Agreement. MCM may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to Columbia and ATFA. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement. Upon any termination, fees shall be payable to MCM through the effective date on a pro-rated basis in accordance with section 2(d).

11.	Amendment of Agreement.

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote or a majority of the Fund outstanding voting securities and a vote of a majority of those Directors' of ATSF who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

12.	Miscellaneous.
(a).

Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(b)

Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(c)

Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

(d)

Interpretation. Nothing herein contained shall be deemed to require ATSF to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of ATSF.

(e)

Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person”, “interested person”, “assignment”, “broker,” “investment adviser,” “net assets,” “sale”, “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless Columbia and MCM agree to the contrary.

(f)

MCM/Marsico Name: ATSF may use any name including or derived from the name “MCM” or “Marsico” in connection with a fund only for so long as this Agreement, or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall succeed to MCM's or Marsico's business as investment adviser or distributor. Upon termination of this Agreement ATFA and ATSF will cause the fund to cease to use such a name or any other name indicating that it is advised by or otherwise connected with MCM or Marsico or any organization which shall have so succeeded to MCM's or Marsico’s business.

13.	Compliance With Laws.

(a)

In all matters relating to the performance of this Agreement, MCM will act in conformity with the ATSF Articles, Bylaws, and current prospectus and with the instructions and direction of Columbia, ATFA and the Fund's Directors.

(b)

MCM shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, ATFA, Columbia and/or MCM and (2) with all other applicable federal and state laws and regulations pertaining to management of investment companies.

(c)

ATFA shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Internal Revenue Code (“IRC”). In connection with such compliance tests, ATFA shall prepare and provide reports to Columbia and MCM within 10 business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M. MCM shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, MCM, in consultation with Columbia, will take prompt action to bring the Fund back into compliance within the time permitted under the IRC.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:	COLUMBIA MANAGEMENT ADVISORS, LLC

By: /s/ Frank Kimball	By: /s/ Beth Ann Brown
Name: Frank Kimball	Name: Beth Ann Brown
Title: Managing Director	Title: Managing Director

ATTEST:	MARSICO CAPITAL MANAGEMENT, LLC

By: /s/ Lisa A. Hartley	By: /s/ Christopher J. Marsico
Name: Lisa A. Hartley	Name: Christopher J. Marsico
Title: Senior Paralegal	Title: President

SCHEDULE A

Marsico Growth portfolio of AEGON/Transamerica Series Fund, Inc.	0.40% of the Fund’s average daily net assets

EXHIBIT B

SUB-ADVISORY AGREEMENT

BETWEEN

AEGON/TRANSAMERICA FUND ADVISERS, INC. AND

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

This Agreement is entered into as of December 5, 2002 between AEGON/TRANSAMERICA FUND ADVISERS, INC., a Florida corporation (referred to herein as "ATFA"), and Banc of America Capital Management, LLC, a limited liability company organized and existing under the laws of the State of North Carolina (referred to herein as "BACAP").

WHEREAS, ATFA acts as an investment adviser to AEGON/Transamerica Series Fund, Inc. (“ATSF”), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), pursuant to an Investment Advisory Agreement dated January 1, 1997, as amended (“Advisory Agreement”), with the ATSF.

WHEREAS, ATSF is authorized to issue shares of Marsico Growth portfolio (the “Fund”), a separate series of ATSF.

WHEREAS, the Advisory Agreement provides that ATFA may engage BACAP to furnish investment information and advice to assist ATFA in carrying out its responsibilities under the Advisory Agreement as investment adviser to the Fund.

WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by BACAP to ATFA and the terms and conditions under which such services will be rendered.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. Services of BACAP. BACAP shall act as investment counsel to ATFA with respect to the Fund. In this capacity, BACAP shall have the following responsibilities:

(a) provide a continuous investment program for the Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

(b) to cause its representatives to attend meetings of ATFA or ATSF (by telephone or otherwise) when reasonably necessary and to furnish oral or written reports, as ATFA may reasonably require, in order to keep ATFA and its officers and the Directors of ATSF and appropriate officers of ATSF fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of BACAP, and the investment considerations which have given rise to those recommendations;

(c)	to furnish such statistical and analytical information and reports as may reasonably be required by ATFA from time to time; and

(d)	to supervise the purchase and sale of securities as sub-adviser as described below;

(e)

Investment Sub-Advisory Services. BACAP shall act as the investment sub-adviser and shall supervise and direct the investments of the Fund in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as directed by the appropriate officers of ATFA or ATSF by notice in writing to BACAP; provided that BACAP shall be entitled to rely on and comply with the Prospectus most recently furnished to BACAP by ATFA. BACAP shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund’s investment objective, policies, and restrictions. In furtherance of this duty, BACAP, on behalf of the Fund, is authorized, in its discretion and without prior consultation with ATSF or ATFA, to:

(1)  Buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

(2)Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as BACAP may select.

(f)           BACAP will enter into an agreement with its affiliated company, Marsico Capital Management, LLC (“MCM”), under which MCM as a subcontractor to BACAP will provide some or all of the services to be provided by BACAP under this Agreement. It is understood and agreed that BACAP shall have full authority to delegate to MCM any and all of its duties, responsibilities, power and authority under this Agreement. ATFA agrees to accept such services from MCM and to cooperate reasonably with BACAP and MCM to facilitate the subcontracting arrangement.

2. Obligations of ATFA. ATFA shall have the following obligations under this Agreement:

(a)	to keep BACAP continuously and fully informed as to the composition of the Fund's investment portfolio and the nature of the Fund's assets and liabilities from time to time;

(b)	to furnish BACAP with copies of each of the following documents and all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available;

(1)          The Articles of Incorporation of ATSF, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time (“Articles”);

(2)          The By-Laws of ATSF as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)          Certified resolutions of the Board of ATSF authorizing the appointment of ATFA and BACAP and approving the form of the Advisory Agreement and this Agreement;

(4)          ATSF Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”);

(5)	The ATSF Prospectus on behalf of the Fund (as defined above); and

(6)          A certified copy of any publicly available financial statement or report prepared for ATSF on behalf of the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any government body or securities exchange.

(c) to furnish BACAP with any further materials or information which BACAP may reasonably request to enable it to perform its functions under this Agreement;

(d)

to compensate BACAP for its services under this Agreement as set forth in Schedule A. The fee shall accrue daily and be paid monthly in arrears within 15 days after the end of each month. In the event that this Agreement shall be effective for only part of a period, then an appropriate pro-ration of the fee that would have been payable hereunder shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect.

3. Brokerage.

(a)

BACAP agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, BACAP may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if BACAP determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of BACAP with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to BACAP, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

(b)

On occasions when BACAP deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of BACAP, BACAP, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by BACAP in the manner BACAP considers to be fair and equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

(c)

Without limiting BACAP’s discretion in seeking best execution by placing orders and negotiating commissions with broker-dealers it selects, BACAP agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with reasonable standards set forth in the Advisory Agreement if ATFA timely brings them to BACAP’s attention, subject to compliance with applicable laws and procedures adopted by the Directors of ATSF. ATFA may direct BACAP to effect a portion of all transactions in portfolio securities for the Fund through broker-dealers in a manner that will generate resources to help pay certain expenses that the Fund is required to pay or for which the Fund is required to arrange payment or for any other lawful purposes. BACAP will treat such a direction as a decision by ATFA to retain, to the extent of the direction, the discretion that BACAP otherwise would exercise to select broker-dealers and negotiate commissions for the Fund. There may be occasions when BACAP is unable to obtain best execution because, for example, BACAP cannot evaluate the services provided by the selected broker, the selected broker may not be as efficient in executing transactions as another broker, or the trade cannot be aggregated with other trades sent to other brokers.

(d)

BACAP is authorized to place orders on behalf of the Fund through BACAP or any affiliate thereof if BACAP or its affiliate is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission (“CFTC”), to any of its affiliates that are brokers or dealers or FCBs or such other entities which provide similar services in foreign countries, or to such brokers or dealers that also provide research or statistical research and material, or other services to the Funds or BACAP. Such allocation shall be in such amounts and proportions as BACAP shall determine consistent with the above standards, and, upon, request, BACAP will report on said allocation to ATFA and Board of Directors of ATSF, indicating the brokers, dealers or FCBs to which such allocations have been made and the basis therefor.

(e)

In particular, BACAP may use Banc of America Securities, LLC (“BAS”), or any other broker or dealer affiliated with BACAP (“affiliated broker”), to execute trades for the Fund, provided that BACAP seeks best execution in using the affiliated broker. An affiliated broker will not act as principal for its own account, but may execute transactions as agent for the Fund on an exchange floor, and receive and retain all commissions, fees, and benefits without complying further with Section 11(a) of the Securities Exchange Act. An affiliated broker also may execute agency cross trades, in which it simultaneously acts as broker for the Fund and for another customer on the other side of the trade. Agency cross trades may enable BACAP to purchase or sell a block of securities for the Fund at a set price, and to avoid unfavorable price movements caused by trading a large order on the market. BACAP will comply with all legal requirements concerning the use of an affiliated broker, including Rules 10f-3 and 17e-1 under the Investment Company Act and Rule 206(3)-2 under the Investment Advisers Act. ATFA is aware that BACAP’s affiliation with an affiliated broker could give BACAP an indirect interest in commissions received by the affiliated broker, and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities because the affiliated broker acts for both sides of the trade. ATFA may at any time revoke its consent to the execution of agency cross trades for the Fund by giving written notice to BACAP or the affiliated broker.

4.    Purchases by Affiliates. Although BACAP will not purchase securities issued by the Fund, BACAP’s officers, directors, and employees may purchase from the Fund shares issued by the Fund at the current price available to the public, or at such price with reductions in sales charge as may be permitted in the current ATSF prospectus in accordance with Section 22(d) of the Investment Company Act of 1940, as amended (the "1940 Act").

5.     Services to other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of BACAP, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of BACAP, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.                                                                             Sub-Adviser’s Use of the Services of Others. BACAP may, as noted above in section 1(f), (at its cost) employ, retain, or otherwise avail itself of the services or facilities of subcontractors such as MCM, or other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to transactions in specific securities, or such other information, advice, or assistance as BACAP may deem necessary, appropriate, or convenient for discharge of its obligations hereunder or otherwise helpful to the Fund, as appropriate, or in the discharge of BACAP overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

7.                                                                             Limitation of Liability of the Sub-Adviser. Neither BACAP, MCM nor any of their respective officers, directors, or employees, or any other person performing executive, administrative, trading, or other functions for BACAP or MCM, the Fund (at the direction or request of BACAP) or ATFA in connection with BACAP’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by ATFA or the Fund, or for any error of facts or mistake of law contained in any report or date provided by BACAP or MCM, except for any error, mistake or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Fund or from reckless disregard by BACAP, MCM or any such person of the duties of BACAP pursuant to this Agreement.

No statement in this Agreement or any other document constitutes a representation by BACAP regarding the rate of growth or return of the Fund. Neither BACAP nor any of its officers, directors, or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other BACAP client accounts.

8.	Representations.

The parties hereto represent, warrant, and agree as follows:

(a)	ATFA and BACAP each: (i) is registered as an investment adviser under the Advisers Act and any applicable state laws and will continue to be so registered for so long as this

Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the other party of the occurrence of any event that would disqualify such other party from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b) BACAP has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

(c)	BACAP has provided ATFA and ATSF with a copy of its Form ADV as most recently filed with the SEC and will annually furnish a copy of Part 2 of Form ADV to ATFA.

(d)	Any subcontractor such as MCM will also meet the requirements of this section 8.

9.	Term of Agreement.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolios’ outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect from year to year, with respect to each Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

10.	Termination of Agreement.

Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund, or per the terms of the exemptive order–Release No. 23379–under Section 6(c) of the Act from Section 15(a) and Rule 18f-2 under the Act, on at least 60 days’ prior written notice to BACAP. This Agreement may also be terminated by ATFA: (i) on at least 60 days’ prior written notice to BACAP, without the payment of any penalty; or (ii) if BACAP becomes unable to discharge its duties and obligations under this Agreement. BACAP may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days’ prior notice to ATFA. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement. Upon any termination, fees shall be payable to BACAP through the effective date on a pro-rated basis in accordance with section 2(d).

11.	Amendment of Agreement.

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote or a majority of the Fund outstanding voting securities and a vote of a majority of those Directors of ATSF who are no parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

12.	Miscellaneous.

(a). Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

(b).

Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(c).

Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

(d).

Interpretation. Nothing herein contained shall be deemed to require ATSF to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of ATSF.

(e).

Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940

Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless ATFA and BACAP agree to the contrary.

(f). BACAP/Marsico Name: ATSF may use any name including or derived from the name “BACAP” or "Marsico" in connection with a fund only for so long as this Agreement, or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall succeedto BACAP’s or Marsico’s business as investment adviser or distributor. Upon termination of this Agreement, ATFA and ATSF (to the extent that it lawfully can) will cause the fund to cease to use such a name or any other name indicating that it is advised by or otherwise connected with BACAP or Marsico or any organization which shall have so succeeded to BACAP’s or Marsico’s business.

13.	Compliance With Laws.

(a)

In all matters relating to the performance of this Agreement, BACAP will act in conformity with the ATSF Articles, Bylaws, and current prospectus and with the instructions and direction of ATFA and the Fund's Directors.

(b)

BACAP shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations thereto (including any no-action letters and exemptive orders which have been granted by the SEC to ATSF, ATFA and/or BACAP and (2) with all other applicable federal and state laws and regulations pertaining to management of investment companies.

(c)

ATFA shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Internal Revenue Code (“IRC”). In connection with such compliance tests, ATFA shall prepare and provide reports to BACAP within 10 business days of a calendar quarter end relating to the diversification of the Fund under Subchapter M. BACAP shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Fund is not in compliance with the requirements noted above, BACAP, in consultation with ATFA, will take prompt action to bring the Fund back into compliance within the time permitted under the IRC.

14.       Reference to Sub-Adviser. Neither ATFA nor ATSF will publish or distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of investment advisory services by BACAP pursuant to this Agreement, or use in advertising, publicity or otherwise the name of BACAP or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of BACAP or its affiliates, without the prior written consent of BACAP. Notwithstanding the foregoing, ATFA may distribute information regarding the provision of investment advisory services by BACAP to the Fund’s Board of Directors (“Board Materials”) without the prior written consent of BACAP.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:	BANC OF AMERICA CAPITAL MANAGEMENT, LLC

By: /s/ Rob Carroll	By: /s/ Edward D. Bedard
Name: Rob Carroll	Name: Edward D. Bedard
Title: Assistant Secretary	Title: Managing Director & Chief Administrative Officer

ATTEST:	AEGON/TRANSAMERICA FUND ADVISERS, INC.

By: /s/ Gayle A. Morden	By: /s/ John K. Carter
Name: Gayle A. Morden	Name: John K. Carter
Title: Assistant Vice President and Assistant Secretary	Title: Vice President, General Counsel, Compliance Officer and Secretary

SCHEDULE A

FUND	ANNUAL PERCENTAGE OF MONTHLY AVERAGE DAILY NET ASSETS	TERMINATION DATE
Marsico Growth	0.40% of the first $250 million of the Fund's average daily net assets; 0.375% of the next $250 million; 0.35% of the next $500 million in assets; and 0.30% of assets in excess of $1 billion	February 3, 2004

January 14, 2005

Thomas Kerwin

Marsico Capital Management, LLC

1200 17th Street

Suite 1300

Denver, CO 80202

Re:	Notification of Name Change

Dear Mr. Kerwin:

Please make note that the investment adviser to Transamerica IDEX Mutual Funds and AEGON/Transamerica Series Fund, Inc. has changed its name from AEGON/TRANSAMERICA FUND ADVISERS, INC. to TRANSAMERICA FUND ADVISORS, INC.

This name change became effective January 1, 2005.

If you have any questions, please don’t hesitate to call me at 727-299-1825.

Thank you,

/s/ Greg Reymann

Greg Reymann

Vice President and Counsel

Transamerica Fund Advisors, Inc.

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

AEGON/TRANSAMERICA FUND ADVISERS, INC. AND

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

THIS AMENDMENT is made as of May 1, 2005 to the Sub-Advisory Agreement dated December 5, 2002 between Transamerica Fund Advisors, Inc. (formerly, AEGON/Transamerica Fund Advisers, Inc.) and Banc of America Capital Management, LLC, on behalf of Marsico Growth, a separate series of AEGON/Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc.) (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Redomiciling of the Trust. On May 1, 2005, AEGON/Transamerica Series Fund, Inc. was reorganized from a Maryland Corporation to a Delaware statutory trust of the series type. Any reference to AEGON/Transamerica Series Fund, Inc. as a Maryland Corporation will now be revised to mean AEGON/Transamerica Series Trust, a Delaware statutory trust, in response to such reorganization.

In all other respects, the Sub-Advisory Agreement dated December 5, 2002 is confirmed and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of May 1, 2005.

TRANSAMERICA FUND ADVISORS, INC.

By: /s/ Kim Day
Name: Kim Day
Title: Senior Vice President & Treasurer

BANC OF AMERICA CAPITAL MANAGEMENT, LLC
By: /s/ Roger Sayler
Name: Roger Sayler
Title: Chief Operating Officer

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA FUND ADVISORS, INC. AND

BANC OF AMERICA CAPITAL MANAGEMENT, LLC

THIS AMENDMENT is effective as of September 30, 2005 to the Sub-Advisory Agreement dated December 5, 2002, as amended, between Transamerica Fund Advisors, Inc. and Banc of America Capital Management, LLC, on behalf of Marsico Growth, a separate series of AEGON/Transamerica Series Trust (the “Trust”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Sub-Adviser Name Change. Any references to Banc of America Capital Management, LLC are revised to mean Columbia Management Advisors, LLC, in response to the name change of the Sub-Adviser, effective September 30, 2005.

In all other respects, the Sub-Advisory Agreement dated December 5, 2002, as amended, is confirmed and remains in full force and effect.

TRANSAMERICA FUND ADVISORS, INC.

By: /s/ T. Gregory Reymann, II
Name: T. Gregory Reymann, II
Title: Vice President

COLUMBIA MANAGEMENT ADVISORS, LLC

By: /s/ Beth Ann Brown
Name: Beth Ann Brown
Title: Managing Director

EXHIBIT C

Principal Executive Officers of Marsico

Name	Position with Marsico Capital Management, LLC
Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer
Christopher J. Marsico	President
Neil L. Gloude	Executive Vice President, Chief Financial Officer and Treasurer
Thomas M.J. Kerwin	Executive Vice President, General Counsel and Secretary
Kenneth M. Johnson	Executive Vice President and Director of Marketing and Client Services
Steven R. Carlson	Executive Vice President and Chief Compliance Officer
James G. Gendelman	Vice President and Portfolio Manager
Corydon J. Gilchrist	Vice President and Portfolio Manager

EXHIBIT D

Principal Executive Officer of the Investment Adviser

The address of each director and principal officer is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with the Investment Adviser	Principal Occupation/Position
John K. Carter Director, President and Chief Executive Officer

Chairman and Director (2008 – present), Chief Executive Officer and President (July 2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – August 2006), TII; Chairman and Trustee (October 2007 – present), President and Chief Executive Officer (July 2007 – present), DIP, DIFG, DIFG II, and DISVF; Chairman (October 2007 – present), Trustee (September 2006 – present), President and Chief Executive Officer (July 2006 – present), Senior Vice President (1999 – June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – August 2006), Transamerica Funds and ATST; Chairman (October 2007 – present), Director (September 2006 – present), President and Chief Executive Officer (July 2006 – present), Senior Vice President (2002 – June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – August 2006), TIS; President and Chief Executive Officer (July 2006 – present), Senior Vice President (1999 – June 2006), Director (2000 – present), General Counsel and Secretary (2000 – August 2006), Chief Compliance Officer (2004 – August 2006), TAM; President and Chief Executive Officer (July 2006 – present), Senior Vice President (1999 – June 2006), Director (2001 – present), General Counsel and Secretary (2001 – August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 –present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 – 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and TIM (2001 – 2005)

Dennis P. Gallagher Director, Sr. Vice President, General Counsel and Secretary

Vice President (August 2007 – present), General Counsel and Secretary (September 2006 - present), Sr. Vice President, General Counsel and Secretary (September 2006 – August 2007), Transamerica Funds, TII, ATST and TIS; Vice President, General Counsel and Secretary (August 2007 – present), DISVF, DIFG, DIFGII and DIP; Vice President and Secretary, TII (September 2006 – present); Director, Sr. Vice President, General Counsel and Secretary, TAM and TFS (September 2006 – present); Assistant Vice President, TCI (2007 - present); Director (1998 – 2006), Deutsche Asset Management

Christopher A. Staples, CFA Director, Sr. Vice President and Chief Investment Officer

Vice President and Chief Investment Officer, (November 2007 – present); Vice President, Investment Administration, (2004 – 2007), TII; Vice President (July 2007 – present), Chief Investment Officer (June 2007 – present), Senior Vice President (June 2007 – July 2007), Senior Vice President - Investment Management (July 2006 – June 2007), Vice President - Investment Management (2004 – July 2006), Transamerica Funds, ATST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (July 2007 – present); Director, Senior Vice President – Investment Management and Chief Investment Officer, TAM (July 2006 – present); Director, TFS (2005 – present); Assistant Vice President, Raymond James & Associates (1999 – 2004)

Karen D. Heburn Sr. Vice President, Chief Financial Officer and Treasurer

Vice President, (August 2005 – January 2006); Asst. Vice President, (November 2004 – August 2005), TAM; Sr. Vice President and Treasurer, TFS (May 2007 – present); Vice President, TFS (August 2005 – January 2006); Asst. Vice President, TFS (January 2005 – August 2005); Director of Separate Account Services/Accounting, Western Reserve Life Assurance of Ohio (2004 – 2006)

Rick B. Resnik Senior Vice President and Chief Compliance Officer

Chief Compliance Officer (January 2008 – present), Transamerica, ATST and TIS; Vice President and Chief Compliance Officer, DISVF, DIFG, DIFGII, DIP (1998 – present) and Diversified Investment Advisors, Inc. (August 2004 – present); Director, Vice President and Chief Compliance Officer, Diversified Investors Securities Corp. (1999 – present)

Joseph Carusone Sr. Vice President

Vice President, Treasurer and Principal Financial Officer, TII (November 2007 - present); Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, ATST and TIS (July 2007 - present); Vice President (July 2007 - present), Treasurer and Principal Financial Officer (2001 - present), DIP, DIFG, DIFG II and DISVF; Senior Vice President, TAM and TFS (2007 - present); Vice President, Diversified (1999 - present); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 - present); Director, TFLIC (2004 - present); Treasurer, Diversified Actuarial Services, Inc. (December 2002 - present)

Kyle A. Keelan Sr. Vice President

Vice President, AFSG (2004 – present); Sr. Vice President, TAM (2004 – present); Vice President, TAM (2002 – 2004); Sr. Vice President, TFS (2004 – May 2006); Vice President – Operations, AEGON/Transamerica Investor Services, Inc. (formerly, Idex Investor Services, Inc.) 1996 – 2002)

EXHIBIT E

Principal Executive Officer and Managers of Columbia

Name	Position(s) with Columbia Management Advisors, LLC
Michael A. Jones	Manager, Chairman, Chief Executive Officer and President
Colin Moore	Manager, Managing Director and Chief Investment Officer
Christopher L. Wilson	Manager and Managing Director

EXHIBIT F

Other Funds Advised

The following table sets forth certain information regarding comparable registered investment companies with similar investment objectives to Marsico Growth for which Columbia or Marsico provide investment or advisory or sub-advisory services. All information is given as of the end of the last fiscal year of each fund listed below.

Columbia

Marsico Growth

Fund	Net Assets ($)	Management Fee (as a percentage of average daily net assets)
Columbia Large Cap Growth	1,890,000,000	0.55% (0.50% advisory and .05 admin)
Columbia Marsico 21st Century Fund	AUM as of 12/31/07: $8,930M	Management Fee: 0.89 (0.67% advisor and 0.22% admin)
Columbia Marsico Focused Equities Fund	AUM as of 12/31/07: $5.259M	Management Fee: 0.85 (0.63 advisory and 0.22 administrative)

Marsico

Marsico Growth

Comparable Funds for which Marsico serves as Subadviser	Net Assets ($ million) as of 10/31/07	Management Fee (as a percentage of average daily net assets)***
Transamerica Funds
Transamerica Marsico Growth Fund	425.6	0.40%

Advanced Series Trust /Prudential Investments
AST Marsico Capital Growth	5,634.1	0.40% on aggregate up to $1.5 billion 0.35% on aggregate assets in excess of $1.5 billion on the AST/Prudential funds listed herein.
AST Advanced Strategies Portfolio	281.8*
Target Portfolio Trust – Large Cap Growth	182.2*
Target Conservative Allocation Fund	21.3*
Target Moderate Allocation Fund	67.8*
Target Growth Allocation Fund	74.1*
Prudential Series Fund Global Portfolio	261.3*

Comparable Funds for which Marsico serves as Subadviser	Net Assets ($ million) as of 10/31/07	Management Fee (as a percentage of average daily net assets)***
BlackRock
Marsico Growth FDP Fund of FDP Series, Inc.	178.8	0.40%
Columbia Funds (formerly Nations Funds)

0.45% on aggregate up to $18 billion

0.40% on aggregate greater than $18 billion and less than $21 billion

0.35% on aggregate in excess of $21 billion aggregated across the Columbia funds listed herein and managed by MCM.

Columbia Marsico Growth Master Portfolio	7,339.7
Columbia Marsico Growth Fund, Variable Series	1,303.9
GuideStone Funds
Growth Equity Fund	448.7*	0.45% on first $400 million 0.40% on assets in excess of $400 million

ING Investors Trust		0.45% on first $500 million 0.40% on $500 million to $1.5 billion 0.35% on assets in excess of $1.5 billion
ING Marsico Growth Portfolio	1,057.9

Merrill Lynch
Roszel/Marsico Large Cap Growth Portfolio	76.6	0.40%
Northern Multi-Manager Funds
Multi-Manager Large Cap Fund	7.8<* >	0.40% on first $1.5 billion, 0.35% on assets greater than $1.5 billion.
Optimum Fund Trust
Optimum Large Cap Growth Fund	533.6*	0.50% on first $300 million 0.45% on assets greater than $300 million and less than $400 million 0.40% on assets in excess of $400 million

Russell Investment Company
Equity I Fund	201.9*	0.325% on first $500 million 0.275% on assets from $500 million to $750 million 0.225% on assets in excess of $750 million
Diversified Equity Fund	474.5*

USAA
USAA Aggressive Growth Fund	$1,447.0	0.35%
*Denotes multi-manager fund. Assets reflect the Marsico-managed portion only. Note: All net assets are approximate.

**A principal investment manager other than Marsico typically charges management fees to these mutual funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal investment manager. The sub-advisory fee may not always be calculated based on average daily net assets

(fees are calculated according to the specific investment management agreement in place with the client).

Comparable Funds for which Marsico serves as Adviser	Net Assets ($) as of 10/31/07	Management Fee (as a percentage of average daily net assets)***
(The) Marsico Investment Fund#
Marsico Growth Fund	$3,310.9	0.85% on first $3 billion 0.75% on assets > $3 billion

#The Marsico Investment Fund is Marsico’s proprietary mutual fund. The services that Marsico provides to this fund as manager and investment adviser to the Marsico Investment Fund are much broader in scope than the services that Marsico provides as an investment sub-adviser to other funds.